CONFIDENTIAL




Presentation to:

PROJECT TRUEBLUE


SPECIAL COMMITTEE MEETING



December 4, 2000

                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

IMPORTANT NOTICE


The following pages contain material provided to the Special Committee of the Board of Trueblue ("Trueblue" or the "Company") by Salomon Smith Barney Inc. ("SSB") in connection with the potential acquisition of the Company. The accompanying material was compiled or prepared on a confidential basis for use by the Special Committee of the Board of Trueblue (the "Special Committee") and not with a view toward public disclosure except as may be required by federal securities laws. The information used in preparing this material was obtained from the management of the Company ("Management") and public sources. Any estimates and projections for the Company contained herein have been prepared by the Management, or are based upon such estimates and projections, and involve numerous and significant subjective determinations, which may or may not prove to be correct. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past or the future. Because this material was prepared for use in the context of an oral presentation to the Special Committee, which is familiar with the business and the affairs of the Company, neither SSB nor any of its respective legal or financial advisors or accountants take any responsibility for the accuracy or completeness of any of the material. SSB does not undertake any obligation to update or otherwise revise the accompanying materials.

                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

TABLE OF CONTENTS

              1        TERMS OF PARENT'S OFFER

              2        HISTORY OF TRUEBLUE

              3        PRELIMINARY VALUATION ANALYSIS

              4        ADDITIONAL INFORMATION

                       A.       Parent Offer Premiums and Multiples

                       B.       Liquidity Analysis

                       C.       Squeeze-Out Precedents

                       D.       Possible Courses of Action

                                                     [Salomon Smith Barney Logo]
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                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000


1       TERMS OF PARENT'S OFFER

                                                     [Salomon Smith Barney Logo]
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                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

TERMS OF PARENT'S OFFER


o Proposed offer price of $7.00 per Trueblue share held by public shareholders

o    Consideration offered in the form of cash

o Draft Agreement and Plan of Merger dated November 20th proposes the following elements

     o    Requires :

          - unanimous recommendation by Special Committee that the Board approve the Merger Agreement

          -    fairness opinions from both financial advisors, and

          - approval by stockholders in accordance with Delaware law and a majority of the votes cast by the public stockholders

     o All shares other than those held by AW Trust will receive a right to fractional shares which will be cashed out in the merger so that in effect each public stockholder receives $7.00 in cash per share held prior to the Merger

     o Parent and Merger Sub will fund the acquisition of all fractional shares (i.e., all shares held by the public)

     o    Termination rights under the Agreement:

          -    For both parties on or after March 31, 2001

          - For Trueblue if its Board approves, or the Special Committee recommends, a superior proposal (as defined in the Agreement) with no topping fee payable to Parent or Merger Sub

ON OCTOBER 27TH, PARENT PUBLICLY PROPOSED TO FUND THE ACQUISITION OF THE PUBLICLY-HELD SHARES OF TRUEBLUE FOR $7.00 PER SHARE.

PARENT'S OFFER REPRESENTS AN APPROXIMATELY 96% PREMIUM TO TRUEBLUE'S CLOSING PRICE ON OCTOBER 26TH, AND ALSO MATCHES THE HIGHEST VALUE INDICATED BY ANY OF THE THIRD PARTIES CONTACTED IN THE STRATEGIC PARTNER PROCESS CONDUCTED IN 2000.

                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

2       HISTORY OF TRUEBLUE

                                                     [Salomon Smith Barney Logo]

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                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

CORPORATE TIMELINE


                           [CORPORATE TIMELINE CHART]



                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

MARKET OPPORTUNITY FOR TRUEBLUE AT TIME OF IPO


o "Governments around the world are increasingly outsourcing the ownership, operation and management of their water and wastewater assets and services to the private sector." - Prospectus p.43

o "...we believe that significant opportunities exist for private sector participation in the water and wastewater industry." -Prospectus p.48

o    Selected upcoming water and wastewater privatizations:


 REGION                                                       NUMBER OF OPPORTUNITIES
 ------                                                       -----------------------
 Europe (p.49)                                                            17
 North America (p.50)                                                     11
 Latin America and the Caribbean (p.51)                                   25
 Middle East and Africa (p.52)                                            7
 Asia and the Pacific Rim (p.52)                                          8
                                                                        ---
 Total                                                                   68


THE PROSPECTUS DESCRIBES THE MARKET OPPORTUNITY FOR TRUEBLUE AT THE TIME OF INITIAL PUBLIC OFFERING (JUNE 1999).

                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

INITIAL RESEARCH COMMENTS ON TRUEBLUE


ANALYST             COMMENTARY
-------             ----------
MERRILL LYNCH       Trueblue is a company with unparalleled operating
William Genco       capabilities and large scale project management experience
July 6, 1999        . . . We expect Trueblue to generate average annual EPS
                    growth approaching 30% over the next few years . . . By any comparable benchmark, Trueblue stock appears very reasonably priced to any entity considered to be its peer.

CREDIT SUISSE       Trueblue is the only pure play in global water privatization
Michael Hoffman     and outsourcing . . . by leveraging [Parent's] expertise in
July 6, 1999        global power development, Trueblue gains the benefit of an impressive track record in infrastructure intensive projects and innumerable contracts worldwide. Trueblue already has
                    strong water credentials. Its UK water business is one of
                    the world's premier water operators.

PAINEWEBBER         We believe that the world is in the early stages of a major
Walter Krichberger  shift toward privatization of water and wastewater services,
July 6, 1999        and that Trueblue is well positioned to be a leader in what we believe may be the last major, worldwide privatization
                    opportunity.

DLJ                 As the only large-cap, pure-play water company, we believe
Marc Sulam          that Trueblue offers an attractive way to participate in the
July 6, 1999        accelerating trend towards privatization of municipal and
                    industrial water and waste water systems and the
                    consolidation of the fast-growing highly fragmented global water and wastewater industry.

DEUTSCHE BANC       We believe Trueblue is well positioned to capitalize on this
David Manlowe       growth because [it] has demonstrated superior skills at
July 6, 2000        profitably operating newly privatized water systems . . .
                    management has demonstrated skill at successfully targeting and executing large project privatizations in the past.
                    Trueblue is conservatively forecast to generate earnings
                    growth in excess of 20% per year over the next few years.

BANK OF AMERICA     Trueblue is the right company with the right management at
Dan Tulis           the right time to capitalize on the burgeoning opportunities
August 18, 1999     in the global water and wastewater business.

A.G. EDWARDS        Over the long term, we believe Trueblue will become a
Timonthy Winter     formidable player in the relatively inefficient global
September 2, 1999   industry. We further believe, the company's progressive and creative approach will allow them to profitably capitalize on the industry.

                                                     [Salomon Smith Barney Logo]
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                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

SHARE PRICE PERFORMANCE TO DATE

                         [SHARE PRICE PERFORMANCE GRAPH]


a) Nov 4, 1999 - Profit warning for Q4/1999: Shares slide nearly 40% on the announcement that 4th quarter results (ca. 9 to 11 cents per share) would fall significantly below expectations (ca. 17 cents per share).

b) Aug 7, 2000 - Profit warning for Q2/2000: Shares drop after Trueblue reports sharply lower second quarter earnings of net 5 cents a share versus 19 cents the year before.

c)       Aug 24, 2000 - Resignation of CEO Rebecca Mark.

d) Oct 26, 2000 - Parent announces a proposal to buy back Trueblue shares. Class action lawsuits filed against Trueblue.


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                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

DEVELOPMENT OF VALUE COMPONENTS


                                     [GRAPH]

MARKET CAPITALIZATION       2,012.9     1,046.9      864.2     864.2       821.3      410.7
VALUE PER SHARE               17.20        8.90       7.40      7.40        7.00       3.50

----------

Note: Percentages shown in the chart above are the difference between equity value and value of Wessex plus non-Wessex (net of debt) expressed as a proportion of the value of Wessex plus non-Wessex (net of debt).

(a) Equity value of Wessex based on comparable RAB multiples of UK water companies; non-Wessex equity value based on acquisition costs.

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                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

OWNERSHIP


                                [OWNERSHIP CHART]


o Parent and MW Trust each may appoint 50% of AW Trust board and 50% of the Trueblue board

o Currently, MW Trust has not exercised power to appoint directors, and Parent executives have appointed all directors

                                                     [Salomon Smith Barney Logo]
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                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

POTENTIAL PARTNER PROCESS


THE STRATEGIC PARTNER PROCESS

o Trueblue's objective in the process was to gain a partner with capital strength and development skill to further its business objectives

o The advisors (SSSB and ML) and Trueblue management initially identified 4 parties; the number was based on screening the universe of potential investors for parties potentially willing to pay for a strategic step into the water industry with sufficient capital to support Trueblue's business plan; two others were added during the process

o Each party was contacted on a confidential basis by one or the other of Merrill Lynch or SSSB

o If there was interest following the bankers' presentation, subject to a confidentiality agreement, the parties were given a management presentation

o Following a suitable value indication, extensive due diligence would be provided

OTHER INFORMAL CONTACTS

o During the strategic partner process, informal discussions occurred with several parties regarding a transaction with Trueblue

         o In each case, an indication of interest was requested prior to providing information of engaging in substantive discussions; no party expressed meaningful interest

                                                     [Salomon Smith Barney Logo]
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                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000


SUMMARY OF KEY CONTACTS MADE BY ADVISORS


                                                       LEVEL OF
NAME                      TIME OF APPROACH             INTEREST        COMMENTS
----                      ----------------             --------        --------
                                                                       o   Initial contact by SSSB prior to start of process but
                                                                           showed limited interest

Company A                 March 2000                      No           o   No interest to receive management presentation

                                                                       o   Regarded Trueblue as having insufficient critical mass

                                                                       o   Announced acquisition of competitor in September 2000

----------------          -------------------------     ------------   ------------------------------------------------------------

                                                                       o   Showed initially cautious interest; considering water due
                                                                           to local privatization opportunities, but not a priority
                                                                           given telecom and European electricity opportunities

                                                                       o   Took 3 months to sign CA

Company B                 Initial approach in             No           o   Declined opportunity following management presentation
                          March 2000                                       due to geographic spread outside core area; indicated
                                                                           potential interest in Wessex alone

                                                                       o   Following early October press speculation on future of
                                                                           Trueblue, contacted Parent regarding Wessex and
                                                                           potentially Lurgi; nothing further was heard
----------------          -------------------------     ------------   ------------------------------------------------------------

                                                                       o   Received management presentation after signing of CA

Company C                 Initial approach in                          o   Only interest in UK assets but did not meet return
                          March 2000                      No               criteria; no interest in North and Latin America

                                                                       o   Declined opportunity


                                                     [Salomon Smith Barney Logo]
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                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

SUMMARY OF KEY CONTACTS MADE BY ADVISORS

                                                       LEVEL OF
NAME                      TIME OF APPROACH             INTEREST        COMMENTS
----                      ----------------             --------        --------
                                                                       o   Strategy review of enlarged group following recent
                                                                           merger identified water as core growth area

                                                                       o   Stop / start interest until August when indicative
                                                                           offer of $7 was made subject to extensive conditions
Company D                 Initial JV discussion        Initially
                          in Summer 1999                 High          o   Undertook full due diligence in September 2000 but
                                                                           declined opportunity due to Trueblue's corporate issues

                                                                       o   Expressed potential interest through their financial
                                                                           advisor in acquiring Wessex

----------------          -------------------------     ------------   ------------------------------------------------------------

                                                                       o   Previous comments by company management to Trueblue
Company E                 April 2000                      No               suggested potential interest

                                                                       o   Contact confirmed no interest in water management

----------------          -------------------------     ------------   ------------------------------------------------------------

Company F                 July/August                     No           o   Explored opportunity to effect reverse stock merger

                                                                       o   Trueblue had limited interest in equity deal


                                                     [Salomon Smith Barney Logo]
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                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

3     PRELIMINARY VALUATION ANALYSIS


                                                     [Salomon Smith Barney Logo]
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                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

CONSOLIDATED FINANCIAL SUMMARY

(Dollars in millions)


                                                            FISCAL YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------------------------------     CAGR
                                      1998(a)   1999   2000E(c)   2001F    2002F    2003F    2004F    2005F  '00 - '05
                                      -------  ------  --------  ------   ------   ------   ------   ------  ---------
OPERATING DATA

Revenue                               $  120   $  618   $  764   $  865   $  955   $1,127   $1,307   $1,467    13.9%

EBITDA                                    66      278      269      326      360      419      489      544    15.1

EBIT (b)                                  46      137      141      189      206      247      300      341    19.3

Net Income                                10       38        8       20       19       34       59       75    56.5

Capital Expenditures                      63      287      330      348      394      414      411      322    (0.5)
                                      ------   ------   ------   ------   ------   ------   ------   ------    ----
BALANCE SHEET DATA

Cash (net of restricted amount)       $    5   $   27   $   30   $   32   $   43   $   41   $   56   $  113      --

Total Assets                           3,358    4,850    4,653    4,932    5,293    5,615    5,937    6,201     5.9%

Total Debt (including affiliates)      1,061    2,119    1,914    2,146    2,396    2,604    2,774    2,868     8.4
                                      ------   ------   ------   ------   ------   ------   ------   ------    ----
KEY RATIOS

Net Debt / EBITDA                       16.0x     7.5x     6.7x     6.2x     6.3x     5.9x     5.3x     4.9x     --

Net Debt / Total Capitalization           39%      52%      48%      51%      52%      53%      53%      51%     --

----------

Source: Management projections, adjusted to reduce ongoing SG&A to $6 million and to remove the potential RDM business financial contribution.

(a)  From January 29, 1998 (date of inception) until December 31, 1998.

(b)  1999 EBIT reflects $34.2 million restructuring charge.

(c)  Reflects three quarters of actual data and one quarter of projected data.


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                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000


SUMMARY OF PRELIMINARY VALUATION ANALYSIS


                                    [GRAPH]


                                                     [Salomon Smith Barney Logo]


----------

Note: Trading range for 12 months ended November 30, 2000 was $3.44 to $11.06.

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

PRELIMINARY COMPARABLE COMPANIES ANALYSIS

(Dollars in millions)

                                 STATISTIC              METHODOLOGY                  MULTIPLES           IMPLIED FIRM VALUE
                                 ---------              -----------              -----------------  ----------------------------
EUROPE
Wessex Water (Regulated)           $1,753.1   RAB                                0.91x   --  0.97x  $ 1,595.3    --    $ 1,700.5
Wessex Water (Unregulated)              2.5   2001 EBITDA                        7.0x    --   8.0x       17.5    --         20.0
Lurgi Bamag                             1.8   2001 EBITDA                        7.0x    --   9.5x       12.6    --         17.1
                                                                                                    ---------          ---------
                                                                                                    $ 1,607.9          $ 1,717.6

OTHER ASSETS (a)                      $88.5   2001 EBITDA                        7.0x    --   9.5x  $   619.2          $   840.4

Madera Water Bank                             acq. cost - disposition proceeds                           31.5    --        112.0
                                                                                                    ---------          ---------

Corporate                    (2.0) - (10.0)   2001 EBITDA                        7.0x    --   9.5x      (14.0)   --        (95.0)
                                                                                                    ---------          ---------
ENTERPRISE VALUE                                                                                    $ 2,244.6          $ 2,575.0

Net Debt as of 12/31/00                                                                             $(1,791.0)   --    $(1,791.0)
Minority Interest as of 12/31/00                                                                         (6.5)   --         (6.5)

Equity Value                                                                                        $   447.1    --    $   777.5
COMPARABLE COMPANY ANALYSIS IS REFERENCE RANGE (b)                                                  $    3.75    --    $    6.75

----------

Source: Management projections, adjusted to reduce ongoing SG&A to $6 million and to remove the potential RDM business financial contribution.

Note: This analysis is based on market trading multiples and does not reflect control premiums that may be available in acquisitions of the comparable companies. Counsel advises that as such, this analysis should not be understood to reflect a reference range of values for assessing the fairness of an acquisition of Azurix.

(a) Other Assets include AGOSBA, Mendoza, AMX Brazil, Cancun, IASA and North America.

(b)  Based upon 117.3 million shares outstanding.

                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

PRELIMINARY SUM-OF-THE-PARTS DCF

(Dollars in millions)

                               DISCOUNT RATE    EXIT MULTIPLE          IMPLIED FIRM VALUE
                               -------------    -------------    ------------------------------
EUROPE
Wessex Water                    7.0% - 8.0%          (a)         $ 1,643.8    --      $ 1,935.5
Lurgi Bamag                     7.5% - 8.5%     7.25x - 7.75x         14.6    --           16.5
                                                                 ---------            ---------
                                                                 $ 1,658.4            $ 1,952.0

NORTH AMERICA
Azurix North America            9.5% - 10.5%    7.25x - 7.75x    $   210.5    --      $   238.3
Madera Water Bank                   (b)              (b)              31.5    --          112.0
                                                                 ---------            ---------
                                                                 $   242.0            $   350.3

CENTRAL AND SOUTH AMERICA
AGOSBA, Argentina               14.5% - 15.5%        (c)         $   111.9    --      $   139.3
Mendoza, Argentina              14.5% - 15.5%   4.75x - 5.25x         25.1    --           28.0
AMX, Brazil                     14.5% - 15.5%   4.75x - 5.25x         42.7    --           60.1
Cancun, Mexico                  12.5% - 13.5%        (c)              56.2    --           58.5
IASA, Mexico                    12.5% - 13.5%   2.75x - 3.25x         49.2    --           56.2
                                                                 ---------            ---------
                                                                 $   285.0            $   342.1

Corporate                            (d)             (d)             (14.0)   --          (95.0)
                                                                 ---------            ---------

ENTERPRISE VALUE                                                 $ 2,171.4            $ 2,549.5

Net Debt as of 12/31/00                                          $(1,791.0)   --      $(1,791.0)
Minority Interest as of 12/31/00                                      (6.5)   --           (6.5)

EQUITY VALUE                                                     $   373.9    --      $   752.0
SUM-OF-THE-PARTS DCF REFERENCE Range (e)                         $    3.25            $    6.50

----------

(a) Reflects 0.95x - 1.05x RAB exit multiple for regulated business and 5.5x - 6.5x EBITDA multiple for unregulated business.

(b)  Valuation based on acquisition costs and estimated disposition proceeds.

(c) AGOSBA and Cancun based on 29-year and 20-year forecasts, respectively, representing the entire life of the concessions.

(d) Corporate overhead of $2 million to $10 million of pre-tax expense multiplied by selected EBITDA multiple range of 7.0x-9.5x.

(e)  Based on 117.3 million shares outstanding.

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


                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

PRECEDENT TRANSACTION VALUATION

(Dollars in millions)


                                MULTIPLE RANGE           FIRM VALUE            EQUITY VALUE         EQUITY VALUE PER SHARE
                RELEVANT      -----------------      ------------------     -------------------     ----------------------
                STATISTIC      LOW         HIGH        LOW        HIGH        LOW         HIGH       LOW             HIGH
                ---------     -----        ----      ------      ------     ------       ------     ------          ------
2001E EBIT       $  189       10.5x   --   11.0x     $1,987  --  $2,082     $  190  --   $  284     $ 1.62     --   $ 2.42

2001E EBITDA        326        7.0    --    8.0       2,283  --   2,610        486  --      812       4.14     --     6.92

PRECEDENT TRANSACTIONS REFERENCE RANGE (a)                                                          $ 4.25     --   $ 7.00

----------

(a)  Based on 117.3 million shares outstanding.

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


                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000


SUMMARY OF PRECEDENT WATER TRANSACTIONS

(Dollars in Millions)

                                                                           AGGREGATE VALUE / FORWARD          PREMIUM / MKT PRICE
  DATE                      TARGET/           EQUITY       AGGREGATE       -------------------------         ---------------------
ANNOUNCED                   ACQUIROR          VALUE          VALUE         EBIT               EBITDA         1-DAY         1-MONTH
---------                   --------          ------       ---------       -----              -------        ------        --------
11-Aug-00                 Hyder Plc           $  816        $3,544         10.7x                6.9x          89.0%          75.0%
                            WPD Holdings

25-Sep-00                 Thames Water         6,294         8,629         10.9x                7.9x          32.8%          39.8%

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


                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

4     ADDITIONAL INFORMATION


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


                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

A.      PARENT OFFER PREMIUMS AND MULTIPLES



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


                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000


IMPLIED PREMIUMS OF PARENT OFFER

                                                             % PREMIUM /
                                          DATE      PRICE    (DISCOUNT) TO OFFER
                                          ----      -----    -------------------
Parent Offer                                       $ 7.00

Current Price                           11/29/00     6.06            15%

One Day Prior to Offer                  10/26/00   $ 3.56            96%
One Week Prior to Offer                 10/20/00     3.56            96
One Month Prior to Offer                 9/27/00     4.31            62

52-Week High                             1/21/00   $11.06           (37)%
52-Week Low                             10/23/00     3.44           104

One Month Average                                  $ 5.70            23%
Three Month Average                                  4.82            45
One Year Average                                     6.95             1



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


                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

IMPLIED MULTIPLES AT VARIOUS PRICES
















----------

Source: Management projections, adjusted to reduce ongoing SG&A to $6 million and to remove the potential RDM business financial contribution.

LTM: Latest twelve months ending September 30, 2000.

Note: Equity value reflects 117.3 million shares outstanding as of 9/30/00, 3.69 million options outstanding with a strike price of $7.98 and 6.56 million options outstanding with a strike price of $17.10.

(a) Based on trading multiples for Kelda Group, United Utilities, Anglian Water, Pennon Group, Severn Trent, Thames Water, Suez Lyonnaise and Vivendi Environment.

(b)  Assumes $555 million value for non-Wessex assets.



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


                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

                                                MARKET PRICE
                                              ------------------          ASSUMED PRICE PER SHARE         COMPARABLE COMPANIES (a)
                                              10/26/00   CURRENT      -------------------------------     ------------------------
(Dollars in millions, Except per Share Data)   $ 3.56     $ 6.06      $ 6.00      $ 7.00      $ 8.00      LOW                 HIGH
--------------------------------------------  --------   -------      ------      ------      -------     ---                 ----
MARKET PRICES                                 PREMIUM (DISCOUNT)
  Market (11/29/00)                $ 6.06      (41.2)%       0.0%       (1.0)%      15.5%        32.0%
  52-Week High                      11.06      (67.8)      (45.2)      (45.8)      (36.7)       (27.7)
  52-Week Low                        3.44        3.6        76.2        74.4       103.5        132.6

Equity Value                                  $  418      $  711      $  704      $  821       $  939
Firm Value                                     2,201       2,494       2,487       2,604        2,722

EBITDA                                        FIRM VALUE / EBITDA
  LTM                              $  276        8.0x        9.0x        9.0x        9.4x         9.9x     6.5x               8.4x
  2000E                               311        7.1         8.0         8.0         8.4          8.8      7.2                8.5
  2001E                               326        6.7         7.6         7.6         8.0          8.3      6.9                8.2
  2002E                               360        6.1         6.9         6.9         7.2          7.6       NA                 NA

EBIT                                          FIRM VALUE / EBIT
  LTM                              $  150       14.6x       16.6x       16.5x       17.3x        18.1x     9.6x              10.2x
  2000E                               182       12.1        13.7        13.6        14.3         14.9     11.1               13.5
  2001E                               189       11.6        13.2        13.1        13.8         14.4     10.6               13.0
  2002E                               206       10.7        12.1        12.0        12.6         13.2       NA                 NA

EPS                                           PRICE / EPS
  2001E                            $ 0.09       40.1x       68.3x       67.6x       78.9x        90.2x    11.4x              15.1x
  2002E                              0.12       30.0        51.0        50.5        58.9         67.4       NA                 NA

RAB                                $1,753       93.9%      110.6%      110.2%      116.9%       123.6%




                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000


B.      LIQUIDITY ANALYSIS



                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000


LIQUIDITY ANALYSIS


                                    [GRAPH]


                                                     [Salomon Smith Barney Logo]

----------

Source: Management projections.

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000


LIQUIDITY ANALYSIS (BASED ON UNADJUSTED MANAGEMENT FORECAST)

(Dollars in millions)

                                2000                            2001                                        2002
                       --------------------  ------------------------------------------  ------------------------------------------
                          Q3          Q4         Q1         Q2         Q3         Q4         Q1         Q2         Q3         Q4
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
KEY STATISTICS

EBITDA                 $    55.9  $    63.4  $    73.2  $    75.6  $    77.4  $    77.8  $    80.6  $    85.1  $    88.7  $    91.7
EBIT                        22.0       31.3       39.2       41.6       43.0       43.2       42.9       47.2       50.3       52.5

Capital Expenditures        68.5         na      104.9       70.5       92.3       80.2       91.3       86.6      115.8       99.8

Interest Expense (Net)      30.8       32.5       35.4       36.6       38.2       38.9       38.7       39.4       40.9       42.0

Total Debt             $   1,911  $   1,794  $   1,828  $   1,875  $   1,960  $   1,985  $   2,054  $   2,096  $   2,164  $   2,217

Shareholders' Equity       1,811      1,799      1,800      1,802      1,851      1,851      1,899      1,900      1,948      1,950
Total Assets               4,495      4,653      4,744      4,791      4,929      4,954      5,076      5,124      5,246      5,306

CREDIT STATISTICS

LTM EBITDA                 270.2      257.8      255.5      268.1      289.6      304.0      311.3      320.9      332.2      346.1
Interest Expense (Net)     123.2      130.1      141.5      146.4      152.8      155.7      154.8      157.8      163.6      168.1
EBITDA/Interest             2.19x      1.98x      1.81x      1.83x      1.90x      1.95x      2.01x      2.03x      2.03x      2.06x
Minimum Required            2.00       2.00       2.00       2.00       2.00       2.00       2.00       2.00       2.00       2.00


----------

Source: Management projections without giving effect to any of the adjustments highlighted on p.11.

Note: Capital expenditures include acquisitions. Interest expense is net of interest income and interest capitalized. Credit statistics based on 12-month rolling EBITDA.


                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000


C.      SQUEEZE-OUT PRECEDENTS



                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000


PRECEDENT MINORITY SQUEEZE-OUTS  GENERALLY

                                                                 PREMIUM TO MARKET
ACQUIROR'S HOLDINGS AT          NUMBER OF                 -------------------------------
TIME OF OFFER                   TRANSACTIONS              ONE MONTH PRIOR   ONE DAY PRIOR
----------------------          ------------              ---------------   -------------
50.1% - 79.9%                        48         High            107.4%         106.7%
                                                Mean             39.5           32.6
                                                Median           32.8           24.6
                                                Low               2.8          (11.1)

80.0% +                              22         High             77.8%          60.0%
                                                Mean             32.7           18.1
                                                Median           28.3           18.1
                                                Low               2.5           (1.1)

ALL TRANSACTIONS                     70         HIGH            107.4%         106.7%
                                                MEAN             37.4           28.0
                                                MEDIAN           29.3           21.0
                                                LOW               2.5          (11.1)

TRUEBLUE PRICE                                                  $4.31         $ 3.56
TRUEBLUE PREMIUM @ PARENT OFFER                                  62.3%          96.5%

----------

Source: Securities Data Company, November 2000. Includes cash acquisitions of US targets, greater than $100 million since 1988 where acquiror owned more than 50% of target before transaction. These transactions cover many different industries and a range of business prospects and capital structures. The facts and circumstances of each transaction are unique to the companies and may have affected the particular premium obtained in any particular situation.



                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000


D.      POSSIBLE COURSES OF ACTION


                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000

STRATEGIC ALTERNATIVES LANDSCAPE


    STATUS QUO (EXECUTE PLAN)             SALE OF THE COMPANY           SALE OF ASSETS / LIQUIDATION       PURSUE PARENT OFFER
    -------------------------             -------------------           ----------------------------       -------------------
o  Retains full upside potential  o   Potential to maximize value    o  Expands universe of potential  o  If consummated, provides
   for existing shareholders          by realizing control premium      buyers                            $7.00 cash, a meaningful
                                                                                                          premium to recent trading
                                  o   Stock merger with strategic    o  Greater potential (vs. sale       levels
                                      partners presents opportunity     of the whole) to maximize
                                      for continued upside              value                          o  Addresses liquidity issues

                                                                                                       o  Potentially shortest time
                                                                                                          frame


o  Looming liquidity issues in    o   2000 process has yielded no    o  High likelihood Trueblue is
   2001                               firm offers                       left with "orphan" assets      o  No sharing in possible
                                                                                                          upside
o  Current financial plan         o   Announcement of Parent Offer   o  Complicates ability to effect
   unlikely to deliver value in       has not yet resulted in any       parent offer
   excess of Parent's offer           meaningful expressions of
                                      interest                       o  Low likelihood of achieving
                                                                        value in excess of Parent's
                                  o   Complicates ability to effect     offer
                                      parent offer
                                                                     o  Announcement of Parent Offer
                                                                        (with no breakup fee) has not
                                                                        resulted in any meaningful
                                                                        expressions of interest

                                                     [Salomon Smith Barney Logo]

                                                        DRAFT - WORK IN PROGRESS
                                             PROJECT TRUEBLUE / DECEMBER 4, 2000


CONTACTS SUBSEQUENT TO THE PARENT OFFER


COMPANY D

o During the week of November 20, Company D's financial advisor contacted SSB & WP to indicate potential interest

o SSB & WP attempted to contact Company D's advisor on November 30 to follow up, but have been unsuccessful


COMPANY G

o A private investment firm indicated in a letter to Trueblue its potential interest in acquiring Wessex at an indicative value of 95% of RAB (approximately $1.7 billion)

o    SSB & WP contacted Company G to discuss the indicative valuation

o Company G indicated it was unwilling / unable to pay any strategic premium to acquire Wessex


                                                     [Salomon Smith Barney Logo]

AZX         AZURIX CORP COM

Date             Price             Volume
  6/10/1999         19.125           8606400
  6/11/1999        19.0625           1264300
  6/14/1999        19.0625           1415300
  6/15/1999        19.1875            538800
  6/16/1999             19            642400
  6/17/1999             19            510800
  6/18/1999             19            376900
  6/21/1999         19.125           1232500
  6/22/1999             19            389500
  6/23/1999             19            305400
  6/24/1999        19.5625           1840600
  6/25/1999         19.625            264300
  6/28/1999         19.125            239300
  6/29/1999        19.3125            133700
  6/30/1999             20            969300
   7/1/1999        19.9375            160700
   7/2/1999           20.5            264200
   7/6/1999          21.25            691000
   7/7/1999        20.9375            559500
   7/8/1999             23            416800
   7/9/1999         23.875            482600
  7/12/1999         23.375            489500
  7/13/1999          22.75            222200
  7/14/1999             23            108600
  7/15/1999          22.75            296200
  7/16/1999          22.25            264000
  7/19/1999             23            144300
  7/20/1999           21.5            364000
  7/21/1999          21.75            246700
  7/22/1999        22.6875            162100
  7/23/1999         22.375            150900
  7/26/1999        21.3125            197900
  7/27/1999         21.625            176200
  7/28/1999         22.625            143600
  7/29/1999         23.375             88600
  7/30/1999          23.75            153100
   8/2/1999        23.5625            108200
   8/3/1999        23.4375             82900
   8/4/1999        23.1875            264000
   8/5/1999         22.375            182100
   8/6/1999        21.9375            414400
   8/9/1999        21.5625            102400
  8/10/1999        20.3125            200400
  8/11/1999           20.5             77900
  8/12/1999           20.5             47900
  8/13/1999        19.3125            152100
  8/16/1999         19.625            219700
  8/17/1999           19.5            101400
  8/18/1999          18.25            304000
  8/19/1999           18.5            348800
  8/20/1999           19.5            212600
  8/23/1999        19.9375            206600
  8/24/1999          19.75            238400
  8/25/1999        19.6875             29200
  8/26/1999        19.6875             53800
  8/27/1999           19.5             28100
  8/30/1999        18.6875             63200
  8/31/1999        18.5625            229600
   9/1/1999           18.5            104500
   9/2/1999        18.4375             46200

   9/3/1999           18.5            140100
   9/7/1999        18.5625             94000
   9/8/1999        18.4375            223300
   9/9/1999           18.5            252700
  9/10/1999          18.25            602500
  9/13/1999         15.625            261500
  9/14/1999         15.375           1010100
  9/15/1999             15           1040600
  9/16/1999        15.6875            465100
  9/17/1999         16.625            568800
  9/20/1999             17            197300
  9/21/1999           17.5            306100
  9/22/1999        17.9375            231700
  9/23/1999           18.5            188900
  9/24/1999         17.375            322100
  9/27/1999         17.375            109600
  9/28/1999        17.4375            180900
  9/29/1999          17.25             15300
  9/30/1999        17.1875            185200
  10/1/1999        16.9375             54800
  10/4/1999          16.25            363800
  10/5/1999          15.25            213000
  10/6/1999         14.375            325900
  10/7/1999             14            411600
  10/8/1999         13.875            221900
 10/11/1999          14.25            303500
 10/12/1999           14.5            240100
 10/13/1999        14.4375            173700
 10/14/1999           14.5            159000
 10/15/1999        13.9375             93400
 10/18/1999         13.875            142100
 10/19/1999          13.75            286000
 10/20/1999             12           2574700
 10/21/1999         11.375           1517200
 10/22/1999         12.875           1181500
 10/25/1999             13            621900
 10/26/1999             13            657100
 10/27/1999        13.5625            145400
 10/28/1999        13.9375             56200
 10/29/1999        14.0625            185400
  11/1/1999        13.9375            294700
  11/2/1999        13.3125            227900
  11/3/1999        12.8125            138900
  11/4/1999           7.75           7653300
  11/5/1999          8.375           3865800
  11/8/1999          8.125           1054000
  11/9/1999              8            731000
 11/10/1999         8.0625            621200
 11/11/1999         7.9375            376000
 11/12/1999         8.0625            312700
 11/15/1999         8.1875            342600
 11/16/1999         7.9375            845200
 11/17/1999           7.75            309400
 11/18/1999          7.375            881400
 11/19/1999           7.25            776800
 11/22/1999         7.8125            554400
 11/23/1999         8.1875            735700
 11/24/1999            7.5            318800
 11/26/1999          7.625            121500
 11/29/1999              7            590500
 11/30/1999          7.125            459200
  12/1/1999           7.25            476500
  12/2/1999          7.125            206000

  12/3/1999         7.8125            759600
  12/6/1999            7.5           1332400
  12/7/1999         7.4375            909900
  12/8/1999         7.0625            413800
  12/9/1999          7.125            329200
 12/10/1999         7.3125            898500
 12/13/1999         7.0625            422600
 12/14/1999         7.0625            560700
 12/15/1999         7.4375            343600
 12/16/1999         7.1875            220900
 12/17/1999         6.9375            401000
 12/20/1999         6.9375            650000
 12/21/1999         6.8125            245900
 12/22/1999          6.875            322200
 12/23/1999         7.6875            577200
 12/27/1999            7.5            271100
 12/28/1999          7.625            277400
 12/29/1999         7.6875            237200
 12/30/1999          7.875            367700
 12/31/1999         8.9375            458900
   1/3/2000          8.375            338900
   1/4/2000              8            248300
   1/5/2000         7.4375            392800
   1/6/2000         7.8125            334500
   1/7/2000         7.8125            231500
  1/10/2000           8.25            351900
  1/11/2000          8.125            228600
  1/12/2000          8.375            130700
  1/13/2000              9            662900
  1/14/2000          9.875            430200
  1/18/2000         9.5625            266200
  1/19/2000          9.625            204800
  1/20/2000        10.0625            299000
  1/21/2000             11            505600
  1/24/2000        10.5625            335100
  1/25/2000        10.5625            126400
  1/26/2000         10.375            113000
  1/27/2000           10.5            126600
  1/28/2000         10.375            132800
  1/31/2000        10.0625            246900
   2/1/2000         10.375            281700
   2/2/2000          9.875            159000
   2/3/2000         9.9375            175800
   2/4/2000              9            140300
   2/7/2000           8.25            267200
   2/8/2000          7.875            311500
   2/9/2000          8.625            757900
  2/10/2000          9.375            567600
  2/11/2000          9.125            243200
  2/14/2000         8.9375            128300
  2/15/2000         8.4375            255000
  2/16/2000         8.4375            170800
  2/17/2000         8.1875            119400
  2/18/2000         8.0625            187800
  2/22/2000         7.5625            232200
  2/23/2000           7.25            146800
  2/24/2000          7.625             97500
  2/25/2000         7.8125            327500
  2/28/2000         7.9375            254000
  2/29/2000            7.5            204900
   3/1/2000         7.3125            291000
   3/2/2000         7.1875            214400
   3/3/2000          7.125            236500

   3/6/2000          6.875            562500
   3/7/2000         6.9375            164600
   3/8/2000              7            151700
   3/9/2000          7.125             88900
  3/10/2000         7.8125            338400
  3/13/2000         8.0625            348700
  3/14/2000         8.1875            222700
  3/15/2000         8.3125            124800
  3/16/2000         8.4375            113000
  3/17/2000          8.125            274600
  3/20/2000         7.9375            131300
  3/21/2000         7.9375            117200
  3/22/2000           7.75             94400
  3/23/2000         7.5625            199700
  3/24/2000            7.5            218400
  3/27/2000         7.5625            110200
  3/28/2000         7.1875            146800
  3/29/2000         7.3125            169600
  3/30/2000          7.375            177400
  3/31/2000            7.5            146500
   4/3/2000         7.0625            214500
   4/4/2000         7.0625            101100
   4/5/2000          7.125             76400
   4/6/2000         7.0625            127900
   4/7/2000          7.625            728400
  4/10/2000            7.5             97100
  4/11/2000          7.625            172800
  4/12/2000          7.625            131600
  4/13/2000          7.375            206200
  4/14/2000         7.0625            277600
  4/17/2000              8            168300
  4/18/2000            7.5             73600
  4/19/2000            7.5            112000
  4/20/2000         7.5625             70300
  4/24/2000           7.25             63000
  4/25/2000         7.5625            148800
  4/26/2000         7.1875             81800
  4/27/2000           7.25            130400
  4/28/2000              7            160400
   5/1/2000              7            133100
   5/2/2000         6.8125            141100
   5/3/2000         7.4375            118500
   5/4/2000           7.25             99700
   5/5/2000           7.75            171800
   5/8/2000           7.25            198800
   5/9/2000            7.5            136900
  5/10/2000         7.4375            118500
  5/11/2000            7.5            124000
  5/12/2000          7.125            221400
  5/15/2000           7.25            105100
  5/16/2000          7.125            116600
  5/17/2000         6.9375            155900
  5/18/2000              7            119000
  5/19/2000              7             56700
  5/22/2000           6.75             97200
  5/23/2000          6.625            102000
  5/24/2000         6.1875            149400
  5/25/2000           6.25             82100
  5/26/2000         6.4375             56400
  5/30/2000          6.875             92200
  5/31/2000           6.75             71900
   6/1/2000         6.8125             88900
   6/2/2000         6.9375             78000

   6/5/2000         6.9375            181800
   6/6/2000           6.75            125300
   6/7/2000          6.875             91300
   6/8/2000         6.8125             90000
   6/9/2000         7.4375            296100
  6/12/2000            7.5            106800
  6/13/2000          7.625            183200
  6/14/2000         7.5625             41000
  6/15/2000          7.625             89700
  6/16/2000         7.4375             90700
  6/19/2000          7.375            118200
  6/20/2000         7.0625            105200
  6/21/2000            7.5            113200
  6/22/2000         7.1875             77600
  6/23/2000          7.375             86000
  6/26/2000         7.6875            138200
  6/27/2000          7.875            210100
  6/28/2000            8.5            305500
  6/29/2000         8.1875            218000
  6/30/2000              7            870600
   7/3/2000            7.5            249000
   7/5/2000         8.0625            225200
   7/6/2000         8.0625            104400
   7/7/2000         7.6875            238000
  7/10/2000         7.6875             73200
  7/11/2000           7.75            117200
  7/12/2000          7.875             60600
  7/13/2000         7.9375            109500
  7/14/2000              8             54100
  7/17/2000          8.125             66000
  7/18/2000          8.125             70900
  7/19/2000          8.125             51900
  7/20/2000              8             40100
  7/21/2000         7.9375             47600
  7/24/2000         7.9375             62900
  7/25/2000         8.0625             82500
  7/26/2000           8.75            116100
  7/27/2000              9            295500
  7/28/2000         8.5625             54600
  7/31/2000            8.5            207900
   8/1/2000         8.3125             79100
   8/2/2000         8.3125             31200
   8/3/2000           8.25            154600
   8/4/2000         8.1875             53800
   8/7/2000         8.3125             73700
   8/8/2000         6.5625            531700
   8/9/2000          5.625            746700
  8/10/2000         5.5625            614600
  8/11/2000            5.5            360100
  8/14/2000          5.625            235900
  8/15/2000          5.375            199700
  8/16/2000          5.375            102600
  8/17/2000          5.125            334000
  8/18/2000          5.125            172400
  8/21/2000         4.9375            152100
  8/22/2000         5.1875            182300
  8/23/2000         5.3125             76500
  8/24/2000         5.5625             97700
  8/25/2000         4.9375            630600
  8/28/2000         4.9375            791500
  8/29/2000         4.8125            399700
  8/30/2000          4.625            334500
  8/31/2000           4.75            201500

   9/1/2000          4.625            102100
   9/5/2000         4.8125            200400
   9/6/2000         4.8125            213300
   9/7/2000         4.5625            173100
   9/8/2000         4.6875            237900
  9/11/2000          4.375            312500
  9/12/2000         4.4375            127800
  9/13/2000         4.0625            142600
  9/14/2000          4.375            139700
  9/15/2000          4.375            285500
  9/18/2000           4.25            100400
  9/19/2000         4.1875            100300
  9/20/2000         4.0625            119200
  9/21/2000         4.0625            253500
  9/22/2000          4.625            985300
  9/25/2000            4.5            147400
  9/26/2000         4.4375            106600
  9/27/2000         4.3125            122000
  9/28/2000         4.1875             94100
  9/29/2000         3.5625            524100
  10/2/2000          4.125            602700
  10/3/2000         4.1875            332800
  10/4/2000           4.25            319500
  10/5/2000          4.125             73900
  10/6/2000         4.0625             79900
  10/9/2000              4            125100
 10/10/2000         4.3125            475700
 10/11/2000           4.25            228900
 10/12/2000         4.0625             84100
 10/13/2000              4             82100
 10/16/2000         4.0625             76400
 10/17/2000          3.875             70900
 10/18/2000           3.75            205600
 10/19/2000         3.6251            122100
 10/20/2000         3.5625            204600
 10/23/2000         3.4375            180200
 10/24/2000          3.625            321600
 10/25/2000            3.5            189000
 10/26/2000         3.5625            102400
 10/27/2000         6.5625           2836900
 10/30/2000           6.25           4006400
 10/31/2000           6.25            756900
  11/1/2000         6.0625            285100
  11/2/2000         6.3125            247600
  11/3/2000           6.25            184100
  11/6/2000          6.375            198000
  11/7/2000              6            570500
  11/8/2000         5.9375            227600
  11/9/2000         6.0625            612600
 11/10/2000              6            368700
 11/13/2000         6.0625            208600
 11/14/2000         6.0625            232400
 11/15/2000         6.0625            147100
 11/16/2000         6.1875            116300
 11/17/2000         6.1875            133900
 11/20/2000           6.25            152000
 11/21/2000         6.3125            106500
 11/22/2000         6.1875            513300
 11/24/2000         6.1875             71900
 11/27/2000         6.1875             88700
 11/28/2000         6.0625            236400
 11/29/2000          6.125            132500
 11/30/2000              6            266100

  12/1/2000         6.0625            563800
  12/4/2000          6.125            351700
  12/5/2000          6.125            128000
  12/6/2000         5.9375            221000
  12/7/2000          6.125            194600
  12/8/2000          6.125             83600
 12/11/2000          6.125             96500
 12/12/2000          6.125             48900
 12/13/2000         6.1875            104900
 12/14/2000          6.125             63400
 12/15/2000         8.0625           6770900
 12/18/2000          8.125            945200
 12/19/2000          8.125            636900
 12/20/2000          8.125            836300
 12/21/2000         8.1875            342800
 12/22/2000         8.1875            864900
 12/26/2000           8.25            181900
 12/27/2000           8.25            113900
 12/28/2000           8.25             70700
 12/29/2000         8.1875            811400
   1/2/2001           8.25            739300
   1/3/2001         8.1875            230700
   1/4/2001           8.25            136700
   1/5/2001         8.1875            137400
   1/8/2001           8.25             94400
   1/9/2001           8.25            477600
  1/10/2001         8.1875            384700
  1/11/2001           8.25            259900
  1/12/2001           8.25            429400
  1/16/2001           8.25            618300
  1/17/2001           8.25            196500
  1/18/2001           8.25            180500
  1/19/2001         8.1875             35000
  1/22/2001         8.1875            113400
  1/23/2001           8.25            312000
  1/24/2001         8.3125            166400